Supplement to the
Fidelity® Cash Management Funds:
Treasury Fund, Prime Fund, and Tax-Exempt Fund - Capital Reserves Class
December 28, 2002 Prospectus

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

Annual operating expenses (paid from class assets)

		Capital Reserves Class
Treasury Fund	Management fee	0.25%
	Distribution and/or Service (12b-1) fees	0.50%
	Other expenses	0.23%
	Total annual class operating expensesA,B	0.98%
Prime Fund	Management fee	0.25%
	Distribution and/or Service (12b-1) fees	0.50%
	Other expenses	0.22%
	Total annual class operating expensesA,B	0.97%
Tax-Exempt Fund	Management fee	0.25%
	Distribution and/or Service (12b-1) fees	0.50%
	Other expenses	0.23%
	Total annual class operating expensesA,B	0.98%

A Effective January 1, 2000, FMR has voluntarily agreed to reimburse Capital Reserves Class of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 0.95%. These arrangements may be discontinued by FMR at any time.

B In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Capital Reserves Class of each fund and/or each fund's distributor may waive all or a portion of the 12b-1 fees of Capital Reserves Class of each fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Capital Reserves Class of each fund will be able to avoid a negative yield.

DMFR-03-01 July 3, 2003
1.480142.108